                                                                  Exhibit 10.11

                                AMENDMENT NO. 2
                         TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "SECOND AMENDMENT") is entered into this 9th day of February, 1999, effective December 27, 1998 among:

     SPINCYCLE, INC., a Delaware corporation ("BORROWER") with its principal place of business at 15990 North Greenway/Hayden Loop, Suite 400, Scottsdale, Arizona 85260;

     The several financial institutions from time to time party to the Loan Agreement (as defined herein) (each a "LENDER" and, collectively, "LENDERS"); and

     HELLER FINANCIAL, INC., a Delaware corporation for itself as a Lender and as Agent (in its capacity as Agent, the "AGENT") with offices at 500 West Monroe, Chicago Illinois 60661.

                                    RECITALS

     WHEREAS:

     (A) Borrower, the Lenders and the Agent have entered into that certain Loan and Security Agreement dated as of April 29, 1998 (as heretofore amended by a certain First Amendment to Loan and Security Agreement, the "LOAN AGREEMENT"); and

     (B) Borrower, the Lenders and the Agent have agreed to amend certain provisions of the Loan Agreement;

     NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

     1.   DEFINITIONS.   Capitalized terms used but not otherwise defined herein
shall have the meanings ascribed to such terms in the Loan Agreement.

     2.   CERTAIN AMENDMENTS TO LOAN AGREEMENT.   The Loan Agreement is hereby
amended, subject to the fulfilment of the conditions precedent set forth in
Section 5 hereof, as follows:

          2.1 Section 1 (Definitions) of the Loan Agreement is hereby amended by deleting in its entirety the definition "Trigger Period".

          2.2  Subsection 5.6 (Collection of Accounts and Payments) of the Loan

Agreement is hereby amended by deleting the dollar amount "$15,000,000" contained in the proviso to such subsection and replacing such dollar amount with "$10,000,000".

          2.3 Subsection 6.1 (Fixed Charge Coverage) of the Loan Agreement is deleted in its entirety.

          2.4 Subsection 6.2 (Minimum Mature Store Average EBITDA) of the Loan Agreement is deleted in its entirety.

          2.5 Subsection 6.3 (Minimum Unused Availability) of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "Borrower shall maintain at all times Unused Availability greater than or equal to $10,000,000".

     3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agent to enter into this Second Amendment, Borrower hereby represents and warrants to the Lenders and the Agent that:

          3.1 No Default. After giving effect to this Second Amendment, no Default or Event of Default shall have occurred or be continuing.

          3.2  Existing Representations and Warranties. Except as set forth on
Schedule 3.2 annexed hereto, as of the date hereof and after giving effect to this Second Amendment, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

          3.3 Authority; Enforceability. (a) The execution, delivery and performance by Borrower of this Second Amendment are within its organizational powers and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) the Second Amendment is the legal, valid and binding obligation of the Borrower, enforceable against Borrower in accordance with its terms and (iii) this Second Amendment and the execution, delivery and performance by Borrower thereof does not: (A) contravene the terms of Borrower's corporate charter or by-laws; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which Borrower is a party or any order, injunction, writ or decree to which Borrower or its property is subject; or (C) violate any requirement of law.

     4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments contemplated by Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

          4.1 Second Amendment. Borrower shall have executed and delivered to the Agent and each Lender an original counterpart of this Second Amendment.

          4.2 No Default. As of the date hereof, no Default or Event of Default shall have occurred and be continuing.

          4.3 Warranties. As of the date hereof, the representations and warranties contained in Section 3 of this Second Amendment shall be true and correct.

          4.4 Other Documents. The Agent shall have received, in form and substance satisfactory to it, such other documents, agreements and instruments as the Agent may reasonably request for a transaction of the nature contemplated by this Second Amendment.

     5.   REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT.

          5.1 Effect. Except as specifically amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

          5.2 No Waiver; References. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Second Amendment, each reference in:

               (i) the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

               (ii) the other Loan Documents to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended hereby; and

               (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Second Amendment.

     6.   Miscellaneous.

          6.1 Expenses. Borrower agrees to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Second

Amendment.

          6.2 Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.

          6.3 Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          6.4 Successors. This Second Amendment shall be binding upon Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of Borrower, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

          6.5 Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


                                 *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective officers thereunto duly authorized on the date first written above, effective December 27, 1998.

                                             SPINCYCLE, INC.


                                             By: /s/ James R. Puckett
                                                --------------------------------
                                             Name: James R. Puckett
                                                  ------------------------------
                                             Title: Chief Financial Officer
                                                   -----------------------------



                                             HELLER FINANCIAL, INC.,
                                               as a Lender and as Agent


                                             By: /s/ Dwayne L. Coker
                                                --------------------------------
                                             Name: Dwayne L. Coker
                                                  ------------------------------
                                             Title: V.P.
                                                   -----------------------------


                                             FINOVA CAPITAL CORPORATION


                                             By: /s/ Brian Ruiewitz
                                                --------------------------------
                                             Name: Brian Ruiewitz
                                                  ------------------------------
                                             Title: AVP
                                                   -----------------------------